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                                  EXHIBIT 23.1
                          INDEPENDENT AUDITORS' CONSENT


The Board of Directors
Maxim Pharmaceuticals, Inc.:

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the Prospectus.


                                                            KPMG LLP


San Diego, California
September 17, 1999